UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
October 10, 2007
BIOPURE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-15167 (Commission File Number)	04-2836871 (IRS Employer Identification No.)
11 HURLEY STREET
CAMBRIDGE, MA 02141
(Address of principal executive offices and zip code)
(617) 234-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On October 10, 2007, Francis H. Murphy advised Biopure Corporation (the “Company”) of his retirement from the position of Chief Financial Officer of the Company, effective the earlier of his successor assuming his duties or on December 14, 2007. The Company is undertaking a search for Mr. Murphy’s successor.
ITEM 7.01. Regulation FD Disclosure.
          On October 15, 2007, the Company issued the attached press release announcing its enhanced clinical program. The press release is being filed with this report as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits
          99.1 Press Release issued by the Company on October 15, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION
Date: October 15, 2007	By:	/s/ Zafiris G. Zafirelis
		Name:	Zafiris G. Zafirelis
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Biopure Corporation on October 15, 2007